UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2006

Annual Report
to Shareholders

DWS Inflation Protected Plus Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. The fund is subject to interest rate risk, which means that the value of inflation-indexed bonds and other fixed income securities held by the fund generally will decline as interest rates rise. The full faith and credit guarantee of the US government, which attaches to certain securities that the fund invests in, doesn't protect the fund against interest rate risk. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. There can be no assurance that the fund will meet its objective or that any strategy employed by the fund will be successful. Please see the prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/06
DWS Inflation Protected Plus Fund	1-Year	Life of Fund*
Class A	2.30%	2.92%
Class B	1.46%	2.19%
Class C	1.58%	2.29%
Institutional Class	2.50%	3.22%
Lehman Brothers US Treasury: US TIPS Index+	1.91%	3.51%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/06	$ 9.91	$ 9.95	$ 9.96	$ 9.91
9/30/05	$ 10.11	$ 10.12	$ 10.12	$ 10.12
Distribution Information: Twelve Months: Income Dividends as of 9/30/06	$ .42	$ .31	$ .31	$ .45
September Income Dividend	$ .0113	$ .0052	$ .0053	$ .0133
Current Annualized Distribution Rate as of 9/30/06++	1.39%	.64%	.65%	1.63%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2006. This distribution rate does not include the interest income adjustment due to any increase or decrease in the principal amount of the inflation-indexed securities. Distribution rate simply measures the level of dividends or distributions and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	11	of	116	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Inflation Protected Plus Fund — Class A [] Lehman Brothers US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/06
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$9,949	$10,075
	Average annual total return	-.51%	.61%
Class B	Growth of $10,000	$9,851	$9,970
	Average annual total return	-1.49%	-.24%
Class C	Growth of $10,000	$10,158	$10,282
	Average annual total return	1.58%	2.29%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$10,191	$10,412
	Average annual total return	1.91%	3.51%
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,025,000	$1,039,600
	Average annual total return	2.50%	3.22%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $1,000,000	$1,019,100	$1,041,200
	Average annual total return	1.91%	3.51%

The growths of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 9/30/06
DWS Inflation Protected Plus Fund	1-Year	Life of Fund*
Class S	2.32%	3.05%
Lehman Brothers US Treasury: US TIPS Index+	1.91%	3.51%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/06	$ 9.90
9/30/05	$ 10.12
Distribution Information: Twelve Months: Income Dividends as of 9/30/06	$ .44
September Income Dividend	$ .0121
Current Annualized Distribution Rate as of 9/30/06++	1.49%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2006. This distribution rate does not include the interest income adjustment due to any increase or decrease in the principal amount of the inflation-indexed securities. Distribution rate simply measures the level of dividends or distributions and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	116	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Inflation Protected Plus Fund — Class S [] Lehman Brothers US Treasury: US TIPS Index+

Comparative Results as of 9/30/06
DWS Inflation Protected Plus Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,232	$10,375
	Average annual total return	2.32%	3.05%
Lehman Brothers US Treasury: US TIPS Index+	Growth of $10,000	$10,191	$10,412
	Average annual total return	1.91%	3.51%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

+ The Lehman Brothers US Treasury: US Tips Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,039.70	$ 1,035.60	$ 1,035.70	$ 1,039.10	$ 1,040.90
Expenses Paid per $1,000*	$ 4.60	$ 8.42	$ 8.42	$ 4.09	$ 3.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,020.56	$ 1,016.80	$ 1,016.80	$ 1,021.06	$ 1,021.81
Expenses Paid per $1,000*	$ 4.56	$ 8.34	$ 8.34	$ 4.05	$ 3.29

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Inflation Protected Plus Fund	.90%	1.65%	1.65%	.80%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Inflation Protected Plus Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Inflation Protected Plus Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

In the following interview, Portfolio Managers Bill Chepolis and Matthew MacDonald discuss strategy for DWS Inflation Protected Plus Fund during the annual reporting period ended September 30, 2006.

Q: How did the DWS Inflation Protected Plus Fund perform during the annual period?

A: The fund's Class A shares produced a total return of 2.30% for the 12 months ended September 30, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower.) The fund's benchmark, the Lehman Brothers US Treasury: USTIPS Index, produced a total return of 1.91% for the same period.1 The average return for the Lipper Treasury Inflation Protected Securities Funds category for the one-year period was 1.28%.2 (Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

1 The Lehman Brothers US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of Inflation-Protection securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.

2 The Lipper Treasury Inflation Protected Securities Funds category includes funds that invest at least 80% of their assets in inflation protected securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper US Treasury Inflation Protected Securities Funds category. For the 1-, 5- and 10-year periods this category's average was 1.28% (116 funds) , 6.04% (17 funds) and 5.31% (5 funds), respectively, as of 9/30/06.

Index returns assume reinvestment of dividends, and unlike fund returns, do not include fees or expenses. It is not possible to invest directly in a category or any index.

Q: Please describe the market environment for the fund over the 12-month period.

A: For much of the period, the biggest underlying trend impacting the fixed-income markets continued to be the ongoing, gradual increase in short-term interest rates engineered by the US Federal Reserve Board (the Fed). The Fed adjusted the benchmark fed funds rate upward six times over the period in 25-basis-point (0.25%) increments, from 3.75% to its current 5.25%. Short-term rates moved up significantly, while longer-term rates rose as well, although to a lesser degree. The net result was that bond prices, which generally move in the opposite direction of interest rates, came under pressure.

As the period progressed, US economic growth showed some signs of moderating, and after 17 consecutive quarter point increases in the fed funds rate, the Fed paused in August. Market participants have focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. Despite this undercurrent of concern over the economy's strength, inflation has remained generally stable rather than easing. As the quarter closed, the market appeared to anticipate the Fed beginning to shift into easing mode, as the yield curve was actually inverted between two and 10 years. To illustrate, over the course of this 12-month period, the two-year Treasury note yield rose 52 basis points to 4.68%, while the 10-year Treasury yield rose 30 basis points to 4.63%.

Q: Can you review inflation-indexed bonds and how they work?

A: An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is the Treasury Inflation Protected Security (TIPS). With TIPS, both the value of the interest income and principal paid on the security is adjusted to track changes in the Urban Consumer Price Index (CPI — U) or comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on a TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation climbs by 3% again the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If inflation fell by 3% in the third year, the face value would be adjusted downward to $1,029.07 ($1,060 x 0.97).

Q: Can you review how you managed the fund during the period?

A: Currently, the fund's core portfolio is invested entirely in US TIPS. In general, we strive to maintain a neutral duration (interest rate sensitivity relative to the index) as we believe that more value can be added through security selection and our global asset allocation overlay strategy, than by guessing the direction of interest rates. We also seek to approximate the yield curve exposure of the Lehman Brothers US Treasury TIPS Index by holding representative securities across the maturity spectrum.

We construct the fund's portfolio using both "top-down" analysis and "bottom-up" individual security selection. The top-down analysis takes into account the breakeven rates of inflation, current economic conditions and the shape of the yield curve. The result of that analysis dictates our weighting in US Treasuries versus US TIPs. The bottom-up analysis allows us to compare the relative value and credit quality of similar securities as well as the liquidity of potential holdings in order to determine the best individual securities to structure a portfolio to perform in line with, or modestly outperform, the Lehman Brothers US Treasury: US TIPS Index.

As the period progressed, the market began to anticipate a decrease in inflation in view of easing commodity prices. This in turn lessened interest in TIPS, which carry low nominal coupons but whose face value is adjusted each year to a greater or lesser degree depending on the rate of inflation. Given this backdrop, we have been emphasizing shorter-term TIPS as they are priced more favorably and are less vulnerable to lowered inflation expectations.

Finally, we use DWS's global asset allocation strategy seeking to enhance the fund's return. This strategy involves using a highly structured and disciplined approach to identify and benefit from short- and medium-term disparities in the global bond and currency markets. Though there can be no guarantee, this management process is intended to create a portfolio of bond and currency positions that seeks to generate returns for the fund that exceed those that could be achieved without this global asset allocation strategy. During the period, this strategy added 1.10% to fund returns.

Q: What is your overall view of the investment environment for TIPS?

A: Going forward, despite current weakness in the housing sector, we do not see imminent recession as the most likely scenario. On balance, we expect that inflation will remain near current levels, although it is not possible to rule out scenarios under which inflation becomes a more significant factor. The TIPS market appears to be pricing in lower future inflation, and we believe the result is that TIPS overall are attractively valued as we enter a new fiscal year. For those concerned about the possible future impact of inflation on both stocks and traditional fixed income securities, we believe DWS Inflation Protected Plus Fund offers a compelling diversification opportunity.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	9/30/06	9/30/05

US Treasury Obligations	97%	96%
Cash Equivalents	3%	4%
	100%	100%
Quality (Excludes Cash Equivalents)	9/30/06	9/30/05

US Government and Agencies	100%	100%

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents)	9/30/06	9/30/05

Less than 1 year	1%	2%
1-4.99 years	32%	49%
5-9.99 years	32%	18%
Greater than 10 years	35%	31%
	100%	100%

Weighted average effective maturity: 10.1 and 10.5 years, respectively.

Asset Allocation, Quality and Effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2006

	Principal Amount ($)	Value ($)

US Treasury Obligations 95.6%
US Treasury Bills:
4.77%*, 10/19/2006 (a)	170,000	169,054
4.975%*, 10/19/2006 (a)	105,000	104,739
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025	6,638,864	6,745,709
3.375%, 4/15/2032	1,690,896	2,099,551
US Treasury Inflation-Indexed Notes:
1.625%, 1/15/2015	8,402,650	7,992,366
3.625%, 1/15/2008	8,060,864	8,125,415
Total US Treasury Obligations (Cost $25,177,398)		25,236,834
	Shares	Value ($)

Cash Equivalents 3.2%
Cash Management QP Trust, 5.34% (b) (Cost $863,593)	863,593	863,593
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $26,040,991)+	98.8	26,100,427
Other Assets and Liabilities, Net	1.2	305,517
Net Assets	100.0	26,405,944

* Annualized yield at time of purchase, not a coupon rate.

+ The cost for federal income tax purposes was $26,387,483. At September 30, 2006, net unrealized depreciation for all securities based on tax cost was $287,056. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $171,091 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $458,147.

(a) At September 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At September 30, 2006, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Republic of Germany Bond	12/7/2006	21	3,122,944	3,144,891	21,947
United Kingdom Treasury Bond	12/27/2006	15	3,083,927	3,090,502	6,575
Total net unrealized appreciation					28,522

At September 30, 2006, open future contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	12/15/2006	24	1,835,980	1,856,116	(20,136)
10 Year US Treasury Note	12/19/2006	16	1,710,514	1,729,000	(18,486)
2 Year Republic of Germany Note	12/7/2006	24	3,165,218	3,165,359	(141)
2 Year US Treasury Note	12/29/2006	7	1,428,198	1,431,500	(3,302)
Total net unrealized depreciation					(42,065)

The Fund had the following open forward foreign currency exchange contracts at September 30, 2006:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
CHF	2,086,000	USD	1,683,453	12/20/2006	$ 1,805
JPY	256,859,000	USD	2,210,843	12/20/2006	11,735
SEK	2,507,000	USD	347,196	12/20/2006	3,098
Total unrealized appreciation					$ 16,638
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
USD	213,953	AUD	284,000	12/20/2006	$ (2,657)
USD	1,180,720	CAD	1,314,000	12/20/2006	(2,266)
USD	47,285	EUR	37,000	12/20/2006	(161)
USD	1,363,410	GBP	722,000	12/20/2006	(10,408)
NOK	3,423,000	USD	526,089	12/20/2006	(775)
USD	1,686,143	SGD	2,652,000	12/20/2006	(9,431)
Total unrealized depreciation					$ (25,698)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro Currency GBP British Pound JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006
Assets
Investments: Investments in securities, at value (cost $25,177,398)	$ 25,236,834
Investment in Cash Management QP Trust (cost $863,593)	863,593
Total investments in securities, at value (cost $26,040,991)	26,100,427
Cash	13,982
Margin deposit	200,000
Interest receivable	153,811
Unrealized appreciation on forward foreign currency exchange contracts	16,638
Due from Advisor	46,945
Other assets	35,666
Total assets	26,567,469
Liabilities
Payable for daily variation margin on open futures contracts	67,120
Unrealized depreciation on forward foreign currency exchange contracts	25,698
Other accrued expenses and payables	68,707
Total liabilities	161,525
Net assets, at value	$ 26,405,944
Net Assets
Net assets consist of: Undistributed net investment income	681,876
Net unrealized appreciation (depreciation) on: Investments	59,436
Futures	(13,543)
Foreign currency related transactions	(9,060)
Accumulated net realized gain (loss)	(953,532)
Paid-in capital	26,640,767
Net assets, at value	$ 26,405,944

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,136,137 ÷ 114,609 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.91
Maximum offering price per share (100 ÷ 97.25 of $9.91)	$ 10.19

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($143,640 ÷ 14,434 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.95

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($973,051 ÷ 97,725 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.96
Class S Net Asset Value, offering and redemption price(a) per share ($1,090,648 ÷ 110,131 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.90

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($23,062,468 ÷ 2,326,742 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.91

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2006
Investment Income
Income: Interest	$ 1,434,439
Interest — Cash Management QP Trust	56,709
Total Income	1,491,148
Expenses: Investment advisory fee	103,190
Administration fee	17,141
Distribution service fees	7,032
Services to shareholders	8,952
Administrator service fee	28,642
Custodian fees	8,548
Auditing	55,654
Legal	59,047
Trustees' fees and expenses	2,133
Offering expenses	83,405
Reports to shareholders and shareholder meeting	37,326
Registration fees	24,867
Other	4,296
Total expenses before expense reductions	440,233
Expense reductions	(263,607)
Total expenses after expense reductions	176,626
Net investment income	1,314,522
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(923,948)
Futures	(3,001)
Foreign currency related transactions	322,168
(604,781)
Net unrealized appreciation (depreciation) during the period on: Investments	27,490
Futures	(48,086)
Foreign currency related transactions	(41,027)
(61,623)
Net gain (loss) on investment transactions	(666,404)
Net increase (decrease) in net assets resulting from operations	$ 648,118

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended September 30, 2006	For the Period Ended September 30, 2005*
Operations: Net investment income	$ 1,314,522	$ 122,873
Net realized gain (loss) on investment transactions	(604,781)	85,781
Net unrealized appreciation (depreciation) during the period on investment transactions	(61,623)	98,456
Net increase (decrease) in net assets resulting from operations	648,118	307,110
Distributions to shareholders: Class A	(25,370)	(25)
Class B	(3,140)	(4)
Class C	(10,422)	(3)
Class S	(22,810)	(179)
Institutional Class	(1,082,516)	(45,582)
Fund share transactions: Proceeds from shares sold	17,378,171	21,415,556
Reinvestment of distributions	1,096,444	43,463
Cost of shares redeemed	(11,801,101)	(1,495,002)
Redemption fees	3,236	—
Net increase (decrease) in net assets from Fund share transactions	6,676,750	19,964,017
Increase (decrease) in net assets	6,180,610	20,225,334
Net assets at beginning of period	20,225,334	—
Net assets at end of period (including undistributed net investment income of $681,876 and $138,958, respectively)	$ 26,405,944	$ 20,225,334

* For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.11	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.47	.06
Net realized and unrealized gain (loss) on investment transactions	(.25)	.07
Total from investment operations	.22	.13
Less distributions from: Net investment income	(.42)	(.02)
Redemption fees	.00***	—
Net asset value, end of period	$ 9.91	$ 10.11
Total Return (%)[c,d]	2.30	1.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.1
Ratio of expenses before expense reductions (%)	2.08	2.52*
Ratio of expenses after expense reductions (%)	.90	.90*
Ratio of net investment income (%)	4.88	2.47*
Portfolio turnover rate (%)	331	28*

[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.40	.04
Net realized and unrealized gain (loss) on investment transactions	(.26)	.08
Total from investment operations	.14	.12
Less distributions from: Net investment income	(.31)	(.00)***
Redemption fees	.00***	—
Net asset value, end of period	$ 9.95	$ 10.12
Total Return (%)[c,d]	1.46	1.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1
Ratio of expenses before expense reductions (%)	2.81	3.26*
Ratio of expenses after expense reductions (%)	1.65	1.65*
Ratio of net investment income (%)	4.13	1.72*
Portfolio turnover rate (%)	331	28*

[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.40	.04
Net realized and unrealized gain (loss) on investment transactions	(.25)	.08
Total from investment operations	.15	.12
Less distributions from: Net investment income	(.31)	(.00)***
Redemption fees	.00***	—
Net asset value, end of period	$ 9.96	$ 10.12
Total Return (%)[c,d]	1.58	1.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.1
Ratio of expenses before expense reductions (%)	2.71	3.26*
Ratio of expenses after expense reductions (%)	1.66	1.65*
Ratio of net investment income (%)	4.12	1.72*
Portfolio turnover rate (%)	331	28*

[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.48	.06
Net realized and unrealized gain (loss) on investment transactions	(.26)	.08
Total from investment operations	.22	.14
Less distributions from: Net investment income	(.44)	(.02)
Redemption fees	.00***	—
Net asset value, end of period	$ 9.90	$ 10.12
Total Return (%)[c]	2.32	1.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.2
Ratio of expenses before expense reductions (%)	1.79	2.39*
Ratio of expenses after expense reductions (%)	.80	.80*
Ratio of net investment income (%)	4.98	2.57*
Portfolio turnover rate (%)	331	28*

[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.50	.07
Net realized and unrealized gain (loss) on investment transactions	(.26)	.07
Total from investment operations	.24	.14
Less distributions from: Net investment income	(.45)	(.02)
Redemption fees	.00***	—
Net asset value, end of period	$ 9.91	$ 10.12
Total Return (%)[c]	2.50	1.43**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	20
Ratio of expenses before expense reductions (%)	1.67	2.12*
Ratio of expenses after expense reductions (%)	.65	.65*
Ratio of net investment income (%)	5.13	2.72*
Portfolio turnover rate (%)	331	28*

[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Inflation Protected Plus Fund (formerly Scudder Inflation Protected Plus Fund) (the "Fund") is a diversified series of DWS Institutional Funds (formerly Scudder Institutional Funds) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment management company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders annually. Investors will receive their inflation-adjusted principal at maturity.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2005 through September 30, 2006, the Fund incurred approximately $663,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2007.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Distributions are declared daily and distributed to shareholders monthly from net investment income. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 702,482
Undistributed long-term capital gains	$ 19,800
Net unrealized appreciation (depreciation) on investments	$ (287,056)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2006	2005
Distributions from ordinary income*	$ 1,092,800	$ 45,793
Distributions from long-term capital gains	$ 51,458	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and were amortized over one year from Fund inception.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $85,839,133 and $79,774,007, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate, computed and accrued daily and payable monthly as follows:

Annual Investment Advisory Fee Rate
First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

For the period October 1, 2005 through January 31, 2007, the Advisor and the Administrator contractually agreed to waive all or a portion of the management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the total operating expenses of average daily net assets (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting, taxes, brokerage and interest) as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.80%
Institutional Class	.65%

Under this arrangement, for the year ended September 30, 2006, the Advisor waived $103,190 of management fees, which resulted in an annual effective rate of 0.00% of the Fund's daily average net assets.

In addition, for the year ended September 30, 2006, the Advisor reimbursed $106,472 of other expenses to the Fund.

Administrator Service Fee. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Fund's Administrator. For its services as Administrator, ICCC received a fee (the "Administrator Service Fee") of 0.30% of average daily net assets for Class A, B and C shares, 0.42% for Class S shares and 0.16% for Institutional Class shares, computed and accrued daily and payable monthly. For the period October 1, 2005 through May 31, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived
Class A	$ 1,158	$ 1,158
Class B	198	191
Class C	571	551
Class S	1,508	970
Institutional Class	25,207	25,207
	$ 28,642	$ 28,077

Effective June 1, 2006, the Administrative Services Agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets or $50,000 minimum per year, which ever is greater, computed and accrued daily and payable monthly. For the period from June 1, 2006 through September 30, 2006, DeIM received an Administration Fee of $17,141, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Prior to June 1, 2006, this fee was included in the Administrator Service Agreement with ICCC. For the period from June 1, 2006 through September 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Class A	$ 985	$ 991	$ —
Class B	115	116	—
Class C	218	184	40
Class S	409	—	415
Institutional Class	7,225	7,295	—
	$ 8,952	$ 8,586	$ 455

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares, and 0.25% of average daily net assets of Class A shares through May 31, 2006. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2006
Class A	$ 965	$ 65
Class B	837	86
Class C	3,090	569
	$ 4,892	$ 720

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders, and Class A shareholders effective June 1, 2006, at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2006, the shareholder servicing fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2006	Annual Effective Rate
Class A	$ 866	$ 866.25%
Class B	271	27.24%
Class C	1,003	368.24%
	$ 2,140	$ 1,261

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A, B and C shares for the year ended September 30, 2006 aggregated $2,540.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2006, there was no CDSC for Class B and C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $25,080, of which $5,520 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2006, the Fund's custodian fees were reduced by $141 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Ownership of the Fund

As of September 30, 2006, the DWS Moderate Allocation and DWS Conservative Allocation Funds held 44% and 27%, respectively, of the total shares outstanding of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2006		Period Ended September 30, 2005*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	111,545	$ 1,095,741	8,020	$ 80,891
Class B	8,213	79,919	7,884	79,524
Class C	93,049	911,872	6,028	60,739
Class S	127,247	1,240,809	17,785	178,534
Institutional Class	1,434,175	14,049,830	2,102,422	21,015,868
		$ 17,378,171		$ 21,415,556
Shares issued to shareholders in reinvestment of distributions
Class A	1,601	$ 15,626	1	$ 11
Class B	286	2,807	—**	4
Class C	755	7,413	—**	3
Class S	3,090	30,221	16	163
Institutional Class	106,556	1,040,377	4,331	43,282
		$ 1,096,444		$ 43,463
Shares redeemed
Class A	(6,558)	$ (66,942)	—**	$ (2)
Class B	(1,949)	(18,978)	—	—
Class C	(2,107)	(20,585)	—	—
Class S	(38,007)	(370,537)	—	—
Institutional Class	(1,173,183)	(11,324,059)	(147,559)	(1,495,000)
		$ (11,801,101)		$ (1,495,002)
Redemption fees		$ 3,236		$ —
Net increase (decrease)
Class A	106,588	$ 1,047,661	8,021	$ 80,900
Class B	6,550	63,748	7,884	79,528
Class C	91,697	898,700	6,028	60,742
Class S	92,330	900,493	17,801	178,697
Institutional Class	367,548	3,766,148	1,959,194	19,564,150
		$ 6,676,750		$ 19,964,017

* For the period July 8, 2005 (commencement of operations) to September 30, 2005.

** Amount is less than one share.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and the Shareholders of DWS Inflation Protected Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Inflation Protected Plus Fund (formerly Scudder Inflation Protected Plus) (the "Fund") at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 27, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $22,000 as capital gain dividends for its year ended September 30, 2006, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Inflation Protected Plus Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
2,201,503.317	.000	711.563	252,769.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
2,201,503.317	.000	711.563	252,769.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
2,201,503.317	.000	711.563	252,769.000

III. Approval of Revised Fundamental Investment Restrictions on:

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
2,201,503.317	.000	711.563	252,769.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
2,201,503.317	.000	711.563	252,769.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
2,201,503.317	.000	711.563	252,769.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
2,201,503.317	.000	711.563	252,769.000

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Institutional Funds.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	7,455,030,120.875	104,822,239.631
Dawn-Marie Driscoll	7,455,029,292.947	104,823,067.559
Keith R. Fox	7,455,033,715.354	104,818,645.152
Kenneth C. Froewiss	7,455,029,385.705	104,822,974.801
Martin J. Gruber	7,455,029,919.097	104,822,441.409
Richard J. Herring	7,455,031,928.134	104,820,432.372
Graham E. Jones	7,455,024,550.559	104,827,809.947
Rebecca W. Rimel	7,455,030,100.541	104,822,259.965
Philip Saunders, Jr.	7,455,028,161.559	104,824,198.947
William N. Searcy, Jr.	7,455,031,234.433	104,821,126.073
Jean Gleason Stromberg	7,455,028,737.149	104,823,623.357
Carl W. Vogt	7,455,029,690.690	104,822,669.816
Axel Schwarzer	7,455,008,586.708	104,843,773.798

V. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Institutional Funds.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,419,268,465.268	75,680,830.436	23,537,051.802	41,366,013.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment advisory agreement with DeAM in September 2006. The Fund's current investment advisory agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeAM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment advisory agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeAM and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeAM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeAM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM by similar funds and institutional accounts advised by DeAM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeAM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeAM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeAM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeAM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the six-month period ended June 30, 2006, the Fund's performance (Institutional Class shares) was in the 3rd quartile of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the six-month period ended June 30, 2006. The Board recognized that DeAM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeAM. The Board considered extensive information regarding DeAM, including DeAM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeAM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeAM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeAM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeAM the cost allocation methodology used to determine DeAM's profitability. In analyzing DeAM's costs and profits, the Board also reviewed the fees paid to and services provided by DeAM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeAM and its affiliates as a result of DeAM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeAM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeAM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeAM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeAM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeAM and its affiliates) research services from third parties that are generally useful to DeAM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeAM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeAM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeAM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		88
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006), and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Cloverleaf Transportation Inc. (trucking);	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS RREEF Real Estate Fund, Inc. (since 2006) and DWS RREEF Real Estate Fund II, Inc. (since 2006); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; Director, DWS Global High Income Fund, Inc. (since August 2006), DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 842
Fund Number	454	654	754	854
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	TIPSX
Fund Number	2354

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, September 30, 2006, DWS Inflation Protected Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS INFLATION PROTECTED PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$62,500	$128	$0	$0
2005	$42,800	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$73,180	$0
2005	$309,400	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$0	$136,355	$89,635	$225,990

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006